BORROWINGS	12 Months Ended
Dec. 31, 2024
Borrowings [abstract]
BORROWINGS	BORROWINGS
Principal repayments on total borrowings due over the next five years and thereafter are as follows:

(US$ MILLIONS)	Business services	Infrastructure services	Industrials	Corporate and other	Total borrowings
2025	$1,423	$76	$182	$—	$1,681
2026	1,834	53	1,855	—	3,742
2027	2,632	650	2,046	—	5,328
2028	799	3,216	3,414	—	7,429
2029	6,020	2,900	1,189	2,150	12,259
Thereafter	3,403	1,009	4,671	—	9,083
Total - principal repayments	$16,111	$7,904	$13,357	$2,150	$39,522
Deferred financing costs and other accounting adjustments	(306)	(168)	(178)	(8)	(660)
Total - December 31, 2024	$15,805	$7,736	$13,179	$2,142	$38,862
Total - December 31, 2023	$17,310	$8,977	$14,522	$1,440	$42,249
(a)    Corporate borrowings
The partnership has bilateral credit facilities backed by large global banks. The credit facilities are available in Euros, British pounds, Australian dollars, U.S. dollars and Canadian dollars. Advances under the credit facilities bear interest at the specified SOFR, SONIA, EURIBOR, CORRA or BBSY rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The credit facilities require the partnership to maintain a minimum tangible net worth and deconsolidated debt to capitalization ratio at the corporate level. The total capacity on the bilateral credit facilities is $2,350 million with a maturity date of June 29, 2029. The balance drawn on the bilateral credit facility, net of deferred financing costs, as at December 31, 2024 was $2,142 million (2023: $1,440 million).
The partnership had $1 billion available on its revolving credit facility with Brookfield (the “Brookfield Credit Agreement”) at December 31, 2024. The credit facility is guaranteed by the partnership, the Holding LP and certain of the partnership’s subsidiaries. The credit facility is available in U.S. dollars or Canadian dollars and advances are made by way of SOFR, CORRA, base rate or prime rate loans. The credit facility bears interest at the specified SOFR or CORRA rate plus 3.45%, or the specified base rate or prime rate plus 2.45%. The credit facility requires the partnership to maintain a minimum deconsolidated net worth and contains restrictions on the ability of the borrowers and the guarantors to, among other things, incur certain liens or enter into speculative hedging arrangements. Net proceeds above a specified threshold that are received by the borrowers from asset dispositions, debt incurrences or equity issuances by the borrowers or their subsidiaries must be used to pay down the credit facility (which can then be redrawn to fund future investments). The maturity date of the credit facility is April 27, 2029, subject to automatic one year extensions occurring on April 27 of each year unless Brookfield provides written notice of its intention not to further extend their prevailing maturity date. The total available amount on the credit facility will decrease to $500 million on April 27, 2025. As at December 31, 2024, the credit facility remained undrawn.
The partnership is currently in compliance with covenant requirements of its corporate borrowings and continues to monitor performance against such covenant requirements.
As at December 31, 2024, there were no funds on deposit from Brookfield (2023: $nil). Refer to Note 26 for further details on the Deposit Agreements (defined herein) with Brookfield.
(b)    Non-recourse subsidiary borrowings of the partnership
Current and non-current non-recourse borrowings in subsidiaries of the partnership as at December 31, 2024, net of deferred financing costs, premiums and discounts were $1,616 million and $35,104 million, respectively (2023: $2,757 million and $38,052 million, respectively). Non-recourse borrowings in subsidiaries of the partnership include borrowings made under subscription facilities of Brookfield-sponsored private equity funds.
Some of the partnership’s operations have credit facilities in which they borrow and repay on a short-term basis. This movement has been shown on a net basis in the partnership’s consolidated statements of cash flow.
The partnership has financing arrangements within its operating businesses that trade in public markets or are held at major financial institutions. The financing arrangements primarily comprise term loans, securitization programs, credit facilities and notes and debentures which are subject to fixed or floating interest rates. Most of these borrowings are not subject to financial maintenance covenants, however, some are subject to fixed charge coverage, leverage ratios and minimum equity or liquidity covenants.
The partnership principally finances assets at the subsidiary level with debt that is non-recourse to both the partnership and to its other subsidiaries and is generally secured against assets within the respective subsidiaries. Moreover, debt instruments at the partnership’s subsidiaries do not cross-accelerate or cross-default to debt at other subsidiaries. As at December 31, 2024, the partnership’s subsidiaries were in compliance with or had obtained waivers related to all material covenant requirements and the partnership continues to work with its businesses to monitor performance against such covenant requirements. At the partnership’s healthcare services operation, subsequent to year-end, management at healthcare services obtained a forbearance agreement from its credit facility providers to provide the operations interest relief under its financing arrangements while management assess liquidity, and ongoing strategic initiatives.
The following table summarizes the weighted average interest rates and terms of non-recourse subsidiary borrowings in subsidiaries of the partnership as at December 31, 2024 and 2023:

	Weighted average rate (%)		Weighted average term (years)		Consolidated
(US$ MILLIONS, except as noted)	2024	2023	2024	2023	2024	2023
Business services	8.1%	8.6%	8.5	7.6	$15,805	$17,310
Infrastructure services	8.0%	7.9%	4.8	4.8	7,736	8,977
Industrials	7.0%	8.8%	4.4	5.2	13,179	14,522
Total	7.8%	8.5%	6.3	6.1	$36,720	$40,809
The partnership enters into interest rate derivatives to mitigate the risk of interest rate movements on its floating rate debt instruments. Refer to Note 27 and Note 28 for additional information on the partnership’s interest rate derivatives and financial risk management. As at December 31, 2024, the weighted average interest rate of the partnership’s total non-recourse borrowings including the effect of interest rate derivatives was 7.6%.
The following table summarizes the non-recourse borrowings in subsidiaries of the partnership by currency as at December 31, 2024 and 2023:

(US$ MILLIONS, except as noted)	2024	Local currency		2023	Local currency
U.S. dollars	$17,633		$17,633	$19,447		$19,447
Euros	6,653		€6,426	7,114		€6,437
Australian dollars	6,350	A$	10,261	7,033	A$	10,324
Brazilian reais	3,896	R$	24,123	4,610	R$	22,311
Canadian dollars	899	C$	1,294	976	C$	1,293
Indian rupees	809	INR	69,184	802	INR	66,848
Other	480			827
Total	$36,720			$40,809